[The American Funds Group/r/]

New World Fund
2001 Semi-Annual Report

[photograph of Asian wearing traditional clothing, talking on a cell phone]

For the six months ended
April 30, 2001


NEW WORLD FUND/SM/ IS ONE OF THE 29 AMERICAN FUNDS, THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR SEVEN DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY, THE AMERICAN FUNDS ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

New World Fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 25. Here are the fund's one-year and lifetime total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2001 (the most recent calendar quarter):

                                           One year     Lifetime
                                                        (since 6/17/99)
Class A Shares
  reflecting 5.75% maximum sales charge.     -32.13%     -14.53%
  (Sales charges are lower for accounts of $25,000 or more.)

Please see the back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES (ESPECIALLY IN DEVELOPING COUNTRIES) ENTAILS ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, AS ARE MORE FULLY DESCRIBED IN THE PROSPECTUS. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL.


FELLOW SHAREHOLDERS:

New World Fund's three-part investment strategy served us well over the past six months in a very difficult environment. Concerns about the slowing global economy kept most world markets in decidedly negative territory for the period. New World Fund was able to moderate this general weakness through the strengths of its diversified investment strategy. Your fund invests in equities of both developed- and developing-world companies, as well as bonds offering exposure to developing markets.


INVESTMENT RESULTS

For the semi-annual period from October 31, 2000, through April 30, 2001, New World Fund's net asset value decreased slightly from $22.81 per share to $22.03, representing a total return of -1.8% if, like most shareholders, you reinvested the dividend distribution of 37 cents that was paid in December. The fund's decline was less than one-fifth of the -10.4% drop in the MSCI All Country World Free Index, the fund's principal benchmark.

As you can see in the "Results at a Glance" table below, New World Fund posted a better return than both the developed- and developing-country equity indexes. Good stock selection bolstered our results, as did the continued strength of developing country bonds, which accounted for almost 10% of the portfolio.

When we introduced New World Fund, one of our goals was to reduce the volatility that comes with investing in developing markets. We couldn't have known at the time that the fund's infancy would coincide with a global economic slowdown and the first bear market in the United States since 1990. In this difficult environment, however, the fund's strengths have been apparent.

[begin sidebar]
RESULTS AT A GLANCE
Calculated with all distributions reinvested

                   Six-month total return   Lifetime (annualized)
                      (10/31/00-4/30/01)         (since 6/17/99)
New World Fund                   - 1.81%             - 2.28%
Morgan Stanley Capital
 International
 (MSCI) All Country World
  Free Index                     -10.39              - 3.60
MSCI World Index                 -10.55              - 2.85
MSCI Emerging Markets
  Free (EMF) Index               - 7.26              -10.12
JP Morgan Emerging Markets
  Bond Index Plus                + 5.53               +16.66

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI All Country World Free Index, which blends the MSCI World and EMF indexes, weighted by market capitalization. The MSCI World Index measures 22 developed country stock markets, while the MSCI EMF Index measures 28 developing country stock markets. New World Fund also invests in developing country government and corporate bonds. The JP Morgan Emerging Markets Bond Index Plus measures total returns for developing country bonds. The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.
[end sidebar]

Take a look at the chart below. Following the line for the MSCI Emerging Markets Free Index, you'll see that stock prices generally rose over the first six months of the fund's lifetime. In early 2000, the technology bubble burst and most world markets changed course. Emerging markets in particular have seen a steep decline since then. While New World Fund did not rise as high as the emerging markets index, neither has its fall been as steep. Your fund's investment strategy was specifically designed to smooth out these peaks and valleys. Witnessing this strategy in action, we are gratified at how well it has helped New World Fund retain more of its value in a declining market.

[Begin mountain chart]
New World Fund Versus the MSCI Emerging Markets Free Index
For fiscal quarters from June 17, 1999 through April 30, 2001

$9,578
New World
Fund

$8,193
Emerging
Markets
Free Index

             New World Fund         Emerging Markets Free Index
6/17/99              $10,000                             $10,000
7/31/99*             $10,064                              $9,728
10/31/99             $10,047                              $9,687
1/31/00              $11,922                             $11,968
4/30/00              $11,482                             $11,031
7/31/00              $11,024                             $10,384
10/31/00              $9,754                              $8,833
1/31/01              $10,286                              $9,393
4/30/01               $9,578                              $8,193

* For the period 6/17/99 through 7/31/99.

All results calculated with dividends reinvested. No adjustment has been made for income or capital gains taxes.

Index results are in U.S. dollars.

Past results are not predictive of future results.
[End mountain chart]


THE FUND'S PORTFOLIO

While a diverse mix of assets contributed to the fund's resilience, good stock selection was also an important factor. New World Fund's investment adviser, Capital Research and Management Company, invests with a long-term focus based on thorough research into individual companies. This company-by-company approach helps to achieve both geographic and industry diversification. As of April 30, you were part-owner, through the fund, of 144 companies and 30 bonds in 37 countries across a broad range of industries.
Here is a brief look, arranged by region, at some of the investments and developments affecting the fund's portfolio.


ASIA AND THE PACIFIC BASIN

South Korea remains our largest geographic concentration in the developing world. After a research trip to the country in January, we came away confirmed in our opinion that South Korea has taken the surest steps in the region toward fiscal reforms.

Three of the fund's largest holdings are Korean companies with the Samsung name. Both Samsung Electronics (+38.8%) and Samsung Electro-Mechanics (-1.2%) have been in the portfolio since the fund's inception. A new holding is Samsung SDI, a maker of cathode-ray tubes used in computer screens.

Banking is one of our largest industry concentrations, and several of our Asian holdings were positive contributors to the fund's results. ICICI Bank (+43.6) is one of India's fastest growing private banks. Bangkok Bank (+29.8%) is Thailand's largest; the company currently offers the fund's only exposure to Thailand, where the government's few reforms have done little to restore investor confidence. Despite the political unrest surrounding the country's impeached president, Bank of the Philippine Islands (+42.8%) was also among the fund's strongest stocks.

In Japan, the policies of the past 10 years have only exacerbated the country's fragile fiscal situation. Some investors - though far from all - are optimistic that the new government will take firmer measures to restore consumer and investor confidence. Several of the Japanese companies in the portfolio benefitted from improved investor sentiment, including carmakers Suzuki (+18.6) and Honda (+16.5). On the downside were electronics giant Sony (-6.4%) and Marubeni (-10.6%), one of Japan's largest general trading companies. All four companies are exporters; as the global economy improves, the demand for Japanese exports should rise, boding well for future growth.


THE AMERICAS

Mexico and Brazil represent our largest geographic concentrations in Latin America. With the notable exception of Argentina, economic growth has been good among the major economies in the region. Although the global economy is weaker than a year ago, the momentum of these recovering economies is strong, and the countries themselves are more resilient than before. These perceptions played a role in the strength of Latin American bonds over the past six months.

The United States is home to the fund's largest concentration of companies in the developed world. Reflecting higher prices and rising demand for their products, commodities companies have shown renewed strength of late. U.S.-based Freeport-McMoRan (+78.4%), one of the world's largest producers of copper and gold, was the fund's second-best holding for the period.


[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED
Geographical distribution of net assets on April 30, 2001

DEVELOPED MARKET EQUITIES                 34.5%
     Asia
          Japan                            6.0%
          Hong Kong                        4.4
          Taiwan                           2.2
          Singapore                        1.0
          Australia                         .9
     The Americas
          United States                    8.9
          Canada                            .2
     Europe
          United Kingdom                   2.7
          Ireland                          1.7
     France                                1.2
          Sweden                           1.1
          Netherlands                      1.1
          Norway                           1.0
          Finland                           .9
          Switzerland                       .7
          Spain                             .5

DEVELOPING MARKET EQUITIES                 47.2%
     Asia
          South Korea                      10.1
          Philippines                       4.4
          India                             3.6
          China                             3.4
          Indonesia                          .3
          Thailand                           .3
     The Americas
          Mexico                            7.1
          Brazil                            5.2
          Venezuela                          .4
          Chile                              .2
     Europe
          Poland                            1.8
          Russia                            1.6
          Turkey                            1.6
          Croatia                            .7
          Greece                             .3
          Hungary                            .1
     Africa/Middle East
          South Africa                      4.1
          Israel                            1.9
          Egypt                              .1

DEVELOPED MARKET BONDS                       .2%

DEVELOPING MARKET BONDS                     9.8%
     Asia
          Philippines                        .5
          India                              .2
     The Americas
          Brazil                            2.4
          Mexico                            1.6
          Argentina                          .9
          Panama                             .9
     Europe
          Russia                            1.3
          Turkey                             .9
          Poland                             .6
          Croatia                            .5

CASH & EQUIVALENTS                          8.3%

TOTAL                                       100%
[End Sidebar]

Not all of our commodities and mining holdings did as well, of course, but where we have found companies with strong growth prospects, weakness in stock prices was a welcome reason to add to our positions. Petrobras (-7.1%) is a good example. Now the fund's third-largest holding, the Brazilian company is one of the world's largest oil companies.


EUROPE

Growth has slowed in Europe, in part a reaction to the slowdown in the United States. The European Central Bank (ECB), which sets monetary policy for the 12-country euro-zone, resisted lowering interest rates until May 10 (after the close of our semi-annual period). As it has been for most of its existence, the ECB remains focused on controlling inflation. Investors, less concerned about prices in Europe, had long been calling for a rate cut in hopes of spurring global economic growth.

Among our holdings in developed Europe, metals and mining company Billiton (+29%) and "Shell" Transport and Trading (+1.8), one of the parents of Shell Oil, benefitted in varying degrees from the strength of the commodities sector. Both companies are based in the United Kingdom, which represented our largest geographic concentration in developed Europe.

In developing Europe, the fund's results were hurt by our equity holdings in Russian companies. Russian bonds, on the other hand, continued to post strong gains. At nearly 3% of assets, Russia was our largest geographic concentration in developing Europe.

We appreciate your continued support and look forward to reporting to you again in six months.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Robert W. Lovelace
Robert W. Lovelace
President

June 6, 2001




Investment Portfolio, April 30, 2001  (Unaudited)

[begin pie chart]
Industry Diversification                    Percent of Net Assets

Banks			                     8.58%
Electronic Equipment & Instruments           7.30
Wireless Telcommunication Services           6.27
Beverages                                    5.06
Oil & Gas                                    4.90
Other Industries                            49.56
Bonds & Notes                                9.99
Cash & Equivalents                           8.34
[end pie chart]

[begin chart]
Ten Largest Equity Holdings                  Percent of Net Assets

Samsung Electronics                           2.69%
Hon Hai Precision Industry                    2.05
Petroleo Brasileiro SA - Petrobras            1.85
Samsung SDI                                   1.78
Samsung Electro-Mechanics                     1.76
Sappi                                         1.47
China Unicom                                  1.31
Hankuk Electric Glass                         1.31
Li & Fung                                     1.27
Unibanco-Uniao de Bancos Brasileiros          1.26
[end chart]

                                                                      Shares or        Market       Percent
Equity Securities (common and preferred                               Principal         Value        of Net
stocks and convertible debentures)                                       Amount    (Millions)        Assets

BANKS  -  8.58%
Unibanco-Uniao de Bancos Brasileiros SA,                                 667,000     $ 16.041         1.26%
 units (GDR) (Brazil)
Yapi ve Kredi Bankasi AS (Turkey) /1/                              2,906,385,000        13.596          1.07
Bank of the Philippine Islands (Philippines)                           8,892,750        13.088          1.03
Wielkopolski Bank Kredytowy SA (Poland)                                1,749,886        12.329           .97
ABN AMRO Holding NV (Netherlands)                                        514,090        10.337           .81
Allied Irish Banks, PLC (Ireland)                                        870,000         9.556           .75
Grupo Financiero Banamex-Accival,                                      4,380,000         7.977           .63
 SA de CV (Mexico)
ICICI Bank Ltd. (India)                                                2,217,200         7.523
ICICI Bank Ltd. (ADR) /1/                                                 27,000          .179           .60
Shinhan Bank (South Korea)                                               682,400         6.072           .48
HSBC Holdings PLC (United Kingdom)                                       310,000         3.935           .31
Bangkok Bank PCL (Thailand) /1/                                        3,050,000         3.378           .26
DBS Group Holdings Ltd. (Singapore)                                      349,408         3.050           .24
Australia and New Zealand Banking                                        310,000         2.214           .17
 Group Ltd. (Australia)

ELECTRONIC EQUIPMENT & INSTRUMENTS  - 7.30%
Hon Hai Precision Industry Co. Ltd. (Taiwan)                           4,158,500        24.439
Hon Hai Precision Industry Co. Ltd.                                 $ 1,710,000          1.719          2.05
 0% convertible debentures 2005 /2/
Samsung SDI Co. (South Korea)                                            545,000        22.670          1.78
Samsung Electro-Mechanics Co., Ltd.                                      708,000        22.424          1.76
 (South Korea)
Orbotech Ltd. (Israel) /1/                                               352,500        12.140           .95
Omni Industries Ltd. (Singapore)                                       3,850,000         5.665           .45
Venture Manufacturing (Singapore) Ltd.                                   571,800         3.987           .31
 (Singapore)

WIRELESS TELECOMMUNICATION SERVICES - 6.27%
China Unicom Ltd. (China) /1/                                         11,903,300        16.713          1.31
GLOBE TELECOM, Inc., Class A, WIDGIT                                   1,042,096        13.813
 (Philippines) /1/ /3/
GLOBE TELECOM, Inc., Class A, (PDR) /1/                                   15,800          .209          1.10
China Mobile (Hong Kong) Ltd. (China) /1/                              1,919,500         9.427           .74
America Movil SA de CV (ADR) (Mexico) /1/                                477,000         8.777           .69
Tele Nordeste Celular Participacoes SA,                                  265,000         7.526           .59
 preferred nominative (ADR) (Brazil)
M-Cell Ltd. (South Africa)                                             2,215,000         5.819           .46
Nuevo Grupo Iusacell, SA de CV, Class V                                  549,000         4.474           .35
 (ADR) (Mexico) /1/
Tele Celular Sul Participacoes SA,                                       185,000         3.607           .28
 preferred nominative (ADR) (Brazil)
Turkcell Iletisim Hizmetleri AS (Turkey)/1/                          184,446,000         3.174           .25
Vimpel-Communications (ADR) (Russia) /1/                                 198,400         3.095           .24
Orascom Telecom Holding (GDR) (Egypt) /1/                                580,000         2.088           .17
Telemig Celular Participacoes SA, preferred                               29,400         1.117           .09
 nominative (ADR) (Brazil)

BEVERAGES  -  5.06%
Fomento Economico Mexicano, SA de CV                                     410,000        15.662          1.23
 (ADR) (Mexico)
PepsiCo, Inc. (USA)                                                      336,000        14.720          1.15
Coca-Cola Co. (USA)                                                      314,900        14.545          1.14
Anheuser-Busch Companies, Inc. (USA)                                     195,000         7.798           .61
Coca-Cola Amatil Ltd. (Australia)                                      2,671,052         6.331           .50
Panamerican Beverages, Inc.,                                             300,000         5.433           .43
 Class A (Mexico)

OIL & GAS  -  4.90%
Petroleo Brasileiro SA - Petrobras,                                      871,800        23.539          1.85
 ordinary nominative (ADR) (Brazil)
Sasol Ltd. (South Africa)                                              1,433,700        12.853          1.01
BP Finance PLC 3.00% exchangeable bonds                             $ 8,000,000          8.950           .70
 2006 (Russia) /2/
LUKOIL (ADR) (Russia)                                                    215,000         8.944           .70
"Shell" Transport and Trading Co., PLC                                    60,000         3.005           .24
 (New York registered) (United Kingdom)
China Petroleum & Chemical Corp., Class H                                150,000         2.718           .21
 (ADR) (China) /1/
Gulf Indonesia Resources Ltd.                                            275,000         2.379           .19
 (Indonesia) /1/

PHARMACEUTICALS  -  4.09%
AstraZeneca PLC (United Kingdom)                                         263,200        12.450           .98
Aventis SA (France)                                                      124,000         9.589           .75
PLIVA d.d. (GDR) (Croatia)                                               760,000         8.892           .70
Pharmacia Corp. (USA)                                                    154,700         8.085           .63
Pfizer Inc (USA)                                                         160,000         6.928           .54
Teva Pharmaceutical Industries Ltd.                                      114,000         6.207           .49
 (ADR) (Israel)

MEDIA  -  3.63%
Independent News & Media PLC (Ireland)                                 5,181,018        11.611           .91
ABS-CBN Holdings Corp. (PDR) (Philippines)                            15,000,000        10.526           .83
Promotora de Informaciones, SA (Spain) /1/                               295,000         4.098           .32
Grupo Televisa, SA, ordinary participation                               100,000         3.803           .30
 certificates (ADR) (Mexico) /1/
Antenna TV SA (ADR) (Greece) /1/                                         236,000         3.785           .30
MIH Ltd., Class A (South Africa) /1/                                     327,000         3.659           .29
United Pan-Europe Communications NV                                      580,600         3.600           .28
 (Netherlands) /1/
Globo Cabo SA (ADR) (Brazil) /1/                                         330,000         1.832           .14
Nasionale Pers Beperk, Class N                                           522,000         1.722           .14
 (South Africa)
Benpres Holdings Corp. (Philippines)/1/                               60,400,000         1.531           .12

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.18%
Samsung Electronics Co., Ltd. (South Korea)                              196,580        34.233          2.69
Amkor Technology, Inc. (USA) /1/                                         253,000         5.503           .43
Hynix Semiconductor Inc. (formerly Hyundai                               278,580          .717           .06
 Electronics Industries Co., Ltd.)
 (South Korea) /1/

PAPER & FOREST PRODUCTS  -  2.98%
Sappi Ltd. (South Africa)                                              2,051,100        18.720          1.47
Votorantim Celulose e Papel SA (ADR)                                     700,000         9.730           .76
 (Brazil)
Kimberly-Clark de Mexico, SA de CV,                                    3,550,000         9.481           .75
 Class A (Mexico)

METALS & MINING  -  2.71%
Pohang Iron & Steel Co., Ltd. (South Korea)                              115,000         8.570           .67
KGHM Polska Miedz SA (GDR) (Poland) /1/                                  842,000         8.483           .67
De Beers Consolidated Mines Ltd.                                         153,900         6.454           .51
 (South Africa)
Freeport-McMoRan Copper & Gold Inc.,                                     368,000         5.211           .41
 Class B (USA) /1/
Billiton PLC (United Kingdom)                                            285,140         3.545           .28
BHP Ltd. (Australia)                                                     200,000         2.194           .17

FOOD PRODUCTS  -  2.59%
Orkla AS, Class A (Norway)                                               662,857        12.185           .96
Nestle SA (Switzerland)                                                    4,550         9.413           .74
Sara Lee Corp. (USA)                                                     285,400         5.682           .44
Groupe Danone (France)                                                    36,000         4.672           .37
PT Indofood Sukses Makmur Tbk                                         16,515,000         1.073           .08
 (Indonesia) /1/

HOUSEHOLD DURABLES  -  2.44%
Hankuk Electric Glass Co., Ltd.                                          271,650        16.650          1.31
 (South Korea)
Sony Corp. (Japan)                                                       193,400        14.473          1.13

DIVERSIFIED FINANCIALS  -  2.41%
Housing Development Finance Corp.                                      1,250,159        15.336          1.21
 Ltd. (India)
First Pacific Co. Ltd. (Hong Kong)                                    54,806,036        12.509           .98
ICICI Ltd. (ADR) (India)                                                 237,000         2.820           .22

DIVERSIFIED TELECOMMUNICATION
 SERVICES  -  2.32%
Telefonos de Mexico, SA de CV, Class L                                   330,600        11.439
 (ADR) (Mexico)
Telefonos de Mexico, SA de CV 4.25%                                      180,000          .229           .92
 convertible debentures 2004
Cia. Anonima Nacional Telefonos de                                       250,000         5.727           .45
 Venezuela (CANTV), Class D (ADR)
 (Venezuela)
Cia. de Telecomunicaciones de Chile SA                                   170,000         2.428           .19
 (ADR) (Chile) /1/
Global Light Telecommunications Inc.                                     577,500         1.790
 (Canada) /1/ /2/
Global Light Telecommunications Inc. /1/                                 160,000          .496           .18
Videsh Sanchar Nigam Ltd. (ADR) (India)                                  159,603         2.155           .17
Korea Telecom Corp. (ADR) (South Korea)                                   60,000         1.658           .13
Philippine Long Distance Telephone Co.                                   120,000         1.596           .12
 (ADR) (Philippines)
Mahanagar Telephone Nigam Ltd.                                           130,000          .862           .07
 (GDR) (India)
Magyar Tavkozlesi Rt. (ADR) (Hungary)                                     44,000          .735           .06
FLAG Telecom Holdings Ltd. (USA) /1/                                      72,900          .456           .03
Global TeleSystems, Inc. (USA) /1/                                        39,500          .023           .00

AUTOMOBILES  -  2.22%
Suzuki Motor Corp. (Japan)                                             1,147,000        14.585          1.14
Honda Motor Co., Ltd. (Japan)                                            309,000        12.438           .98
Bajaj Auto Ltd. (India)                                                  260,000         1.270           .10

HOTELS, RESTAURANTS & LEISURE  -  1.69%
Millennium & Copthorne Hotels PLC                                      1,980,000        10.978           .86
 (United Kingdom)
McDonald's Corp. (USA)                                                   355,000         9.762           .77
Club Mediterranee SA (France)                                             12,000          .776           .06

REAL ESTATE  -  1.45%
SM Prime Holdings, Inc. (Philippines)                                 83,000,000        11.164           .88
New World China Land Ltd. (Hong Kong)/1/                              11,999,800         4.655           .36
Ayala Land, Inc. (Philippines)                                        25,537,400         2.688           .21

MACHINERY  -  1.39%
Mitsubishi Heavy Industries, Ltd. (Japan)                              2,360,000         9.653           .76
Metso Oyj (Finland)                                                      550,000         5.554           .43
Sandvik AB (Sweden) /1/                                                  110,000         2.551           .20

DISTRIBUTORS  -  1.27%
Li & Fung Ltd. (Hong Kong)                                             8,521,000        16.171          1.27

COMMUNICATIONS EQUIPMENT  -  1.26%
Telefonaktiebolaget LM Ericsson, Class B                                 706,000         4.540
 (Sweden)
Telefonaktiebolaget LM Ericsson,                                         170,000         1.093           .44
 Class B (ADR)
Nokia Corp., Class A (Finland)                                           168,000         5.551           .44
Motorola, Inc. (USA)                                                     120,000         1.866           .15
Locus Co., Ltd. (South Korea) /1/                                        120,720         1.652           .13
ECI Telecom Ltd. (Israel)                                                130,000          .887           .07
Datacraft Asia Ltd. (Singapore)                                           87,000          .444           .03

LEISURE EQUIPMENT & PRODUCTS  -  1.19%
Fuji Photo Film Co., Ltd. (Japan)                                        270,000        10.890           .86
Shimano Inc. (Japan)                                                     269,000         4.266           .33

HOUSEHOLD PRODUCTS  -  1.14%
Kimberly-Clark Corp. (USA)                                               130,400         7.746           .61
Hindustan Lever Ltd. (India)                                           1,500,000         6.745           .53

PERSONAL PRODUCTS  -  1.00%
Avon Products, Inc. (USA)                                                301,000        12.738          1.00

ELECTRICAL EQUIPMENT  -  0.90%
LG Cable Ltd. (South Korea)                                              830,000         8.647           .68
Elektrim SA 3.75% convertible debentures                         Euro 2,100,000          1.730           .14
 2004 (Poland)
Kingboard Chemical Holdings Ltd.                                       2,300,000         1.084           .08
 (Hong Kong)

TRANSPORTATION INFRASTRUCTURE  -  0.88%
Zhejiang Expressway Co. Ltd.,                                         27,700,000         5.790           .45
 Class H (China)
New World Infrastructure Ltd. (Hong Kong)                              5,950,000         3.815           .30
International Container Terminal Services,                            72,683,000         1.615           .13
 Inc. (Philippines) /1/

IT CONSULTING & SERVICES  -  0.78%
Infosys Technologies Ltd. (India)                                        105,000         8.365           .66
Check Point Software Technologies Ltd.                                    25,500         1.600           .12
 (Israel) /1/

TRADING COMPANIES & DISTRIBUTORS - 0.78%
Marubeni Corp. (Japan) /1/                                             4,761,300         9.949           .78

ELECTRIC UTILITIES  -  0.76%
Huaneng Power International, Inc.,                                    13,500,000         7.920           .62
 Class H (China)
Shandong International Power Development                               8,936,000         1.765           .14
 Co. Ltd., Class H (China)

MULTILINE RETAIL  -  0.68%
Wal-Mart de Mexico, SA de CV, Class V                                    233,000         5.522           .43
 (ADR) (Mexico)
Organizacion Soriana, SA de CV, Class B                                1,450,000         3.167           .25
 (Mexico)

INSURANCE  -  0.65%
Samsung Fire & Marine Insurance                                          215,000         5.788           .45
 (South Korea)
Old Mutual PLC (South Africa)                                          1,200,000         2.529           .20

OTHER INDUSTRIES -  3.08%
Cheung Kong Infrastructure Holdings Ltd.                               3,800,000         6.042           .47
 (Hong Kong)
Industriforvaltnings AB Kinnevik,                                        263,753         5.910           .46
 Class B (Sweden)
Sabre Holdings Corp., Class A (USA) /1/                                  105,098         5.240           .41
Tubos de Acero de Mexico, SA (ADR)(Mexico)                               388,600         5.211           .41
Compaq Computer Corp. (USA)                                              205,300         3.593           .28
Migros Turk TAS (Turkey)                                              37,941,500         3.047           .24
EMBRAER - Empresa Brasileira de Aeronautica                               60,000         2.689           .21
 SA (ADR) (Brazil)
TTI Team Telecom International Ltd.                                      153,500         2.556           .20
 (Israel) /1/
Philip Morris Companies Inc. (USA)                                        50,200         2.516           .20
Tecnomatix Technologies Ltd. (Israel)/1/                                 220,000         1.331           .11
VIA NET.WORKS, Inc. (USA)/1/                                             410,000          .949           .08
Rentokil Initial PLC (United Kingdom)                                     65,000          .176           .01

MISCELLANEOUS  -  2.09%
Other equity securities in initial period                                               26.656          2.09
 of acquisition


TOTAL EQUITY SECURITIES                                                              1,040.466         81.67
   (cost: $1,174.156 million)



                                                                      Principal        Market       Percent
                                                                         Amount         Value        of Net
Bonds & Notes                                                        (Millions)    (Millions)        Assets

Non-U.S. Government Obligations - 9.17%
Brazil (Federal Republic of):
                                                                         $ 3.456         3.072
 5.50% 2009 /4/                                                            3.896         3.224
 14.50% 2009                                                               3.725         3.939
 Bearer 8.00% 2014 /5/                                                     9.359         7.066
 8.875% 2024                                                               2.435         1.625
 10.125% 2027                                                             15.000        11.153          2.36
United Mexican States Government Eurobonds,
 Global:
 9.875% 2007                                                               5.000         5.387
 10.375% 2009                                                              1.000         1.105
 11.375% 2016                                                             11.808        13.845          1.60
Russian Federation:
 8.25% 2010 /2/                                                            3.848         2.662
 8.25% 2010                                                                2.000         1.384
 5.00% 2030 /2/ /4/                                                       29.313        12.311          1.28
Panama (Republic of):
 Interest Reduction Bond 4.50% 2014 /4/ /6/                                7.045         6.041
 9.375% 2029                                                               5.815         5.931           .94
Turkey (Republic of) 11.875% 2030                                          8.900         7.320
Turkish Treasury Bills:
 0% 2001                                                      TRL 5,333,000.000          3.107
 0% 2002                                                           2,516,000.000         1.326
 0% 2002                                                             308,000.000          .162           .94
Argentina (Republic of):
 Series L, 5.563% Eurobonds 2005 /4/                                    $ 1.098           .900
 11.75% 2009                                                              12.595        10.284
 11.375% 2017                                                               .105          .082
 9.75% 2027                                                                 .195          .135           .89
Croatian Government:
 Series B, 6.25% 2006 /4/                                                   .888          .863
 Series A, 6.25% 2010 /4/                                                  5.916         5.698           .52
Poland (Republic of), Past Due Interest                                    5.225         5.143           .40
 Bond, Bearer 6.00% 2014  /4/
Philippines (Republic of) 10.625% 2025                                     3.700         3.090           .24



WIRELESS TELECOMMUNICATION
 SERVICES  -  0.66%
Globe Telecom 13.00% 2009                                                  3.000         3.229           .25
PTC International Finance BV 0%/10.75%                                     4.000         3.170           .25
 2007 /6/
Cellco Finance NV 12.75% 2005                                              2.725         1.969           .16


CHEMICALS  -  0.16%
Reliance Industries Ltd. 10.25% 2097 /2/                                   2.500         2.049           .16


TOTAL BONDS AND NOTES                                                                  127.272          9.99
   (cost: $129.766 million)



                                                                      Principal        Market       Percent
                                                                         Amount         Value        of Net
Short-Term Securities                                                (Millions)    (Millions)        Assets

Corporate Short-Term Notes  -  5.90%
Monte Rosa Capital Corp. 4.48%                                         $ 12.100      $ 12.067           1.63
 due 5/22/01 /2/
Internationale Nederlanden (U.S.) Funding                                  8.800         8.759
 Corp. 4.94% due 6/4/01
Electricite de France 4.24% due 6/27/01                                   11.300        11.223           .88
Halifax PLC 4.59% due 7/10/01                                              9.700         9.619           .76
Svenska Handelsbanken 4.99% due 5/14/01                                    8.250         8.234           .65
UBS Finance Delaware LLC 4.65% due 5/1/01                                  7.300         7.299           .57
Spintab (Swedmortgage) AB 4.26% due 7/18/01                                6.800         6.736           .53
Abbey National North America 4.71%                                         6.300         6.262           .49
 due 6/20/01
Asset Securitization Corp. 4.43%                                           5.000         4.987           .39
 due 5/21/01 /2/

Federal Agency Discount Notes  -  1.97%
Federal Home Loan Bank 4.82%-5.17%                                         9.700         9.683           .76
 due 5/15/01
Federal Farm Credit Bank 5.12% due 6/15/01                                 8.700         8.649           .68
Freddie Mac 4.79% due 5/15/01                                              6.750         6.736           .53

Non-U.S. Currency  -  0.03%
New Taiwanese Dollar                                                 NT$ 11.750           .358           .03

TOTAL SHORT-TERM SECURITIES                                                            100.612          7.90
   (cost: $100.609 million)


TOTAL INVESTMENT SECURITIES                                                          1,268.350         99.56
   (cost: $1,404.531 million)
Excess of cash and receivables over payables                                             5.672           .44

NET ASSETS                                                                         $ 1,274.022       100.00%

/1/ Non-income-producing security.
/2/ Purchased in a private placement
    transaction; resale may be limited to
    qualified institutional buyers; resale
    to the public may require registration.
/3/ Valued under procedures established by
    the Board of Directors.
/4/ Coupon rate may change periodically.
/5/ Payment in kind; the issuer has the
    option of paying additional securities in lieu of cash.
/6/ Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
PDR = Philippine Depositary Receipts
WIDGIT = W.I. Carr Developing Markets
         Growth Index Tracker

See Notes to Financial Statements


Equity Securities Added to the Portfolio Since October 31, 2000

Allied Irish Bank
America Movil
Amkor Technology
Anheuser-Busch
Australia and New Zealand Banking Group
Aventis
BP Finance
Club Mediterranee
Compaq Computer
Hindustan Lever
Infosys  Technologies
Kingboard Chemical Holdings
LG Cable
M-Cell
Mc Donald's
Panamerican Beverages
Pohang Iron & Steel
Samsung Fire & Marine
Samsung SDI
Sandvik
Shandong Intl. Power Development
Wal-Mart de Mexico


Equity Securities Eliminated from the Portfolio Since October 31, 2000

Alcoa
AMR
AT&T Latin America
Bell Canada
Celular CRT
China Merchants
ChipPAC
Dimension Data
Dole Food
Eletropaulo Metropolitan
Giordano International
Hanvit Bank
IRSA
Kookmin Bank
KorAm Bank
MOL Magyar Olaj-Es Gazipari
NatSteel Electronics
Nortel Inversora
Primax Electronics
Reckitt Benckiser
Santa Isabel
South African Breweries
Telecom Argentina
Telefonica
Telesp Celular Participacoes
Tri Gem Computer
Uni-President  Enterprises
Varitronix Int'l

NEW WORLD FUND, INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES   Unaudited
at April 30, 2001                                                (dollars in   millions)

Assets:
Investment securities at market
 (cost: $1,404,531)                                                                 $1,268.350
Cash                                                                                      .353
Receivables for -
 Sales of investments                                                  $2.666
 Sales of fund's shares                                                 2.487
 Forward currency contracts - net                                        .366
 Dividends and interest                                                 6.711           12.230
                                                                                     1,280.933

Liabilities:
Payables for -
 Purchases of investments                                               1.411
 Repurchases of fund's shares                                           3.905
 Management services                                                     .797
 Other expenses                                                          .798            6.911
Net Assets at April 30, 2001:                                                       $1,274.022

Total authorized capital stock -
 200,000,000 shares -
 Class A shares, $.01 par value:
  Net assets                                                                        $1,252.030
  Shares outstanding                                                                56,842,890
  Net asset value per share                                                             $22.03
 Class B shares, $.01 par value:
  Net assets                                                                           $20.777
  Shares outstanding                                                                   949,833
  Net asset value per share                                                             $21.87
 Class C shares, $.01 par value:
  Net assets                                                                             $.690
  Shares outstanding                                                                    31,577
  Net asset value per share                                                             $21.85
 Class F shares, $.01 par value:
  Net assets                                                                             $.525
  Shares outstanding                                                                    23,884
  Net asset value per share                                                             $22.00

See Notes to Financial Statements


STATEMENT OF OPERATIONS     Unaudited
for the six months ended April 30, 2001                          (dollars in   millions)

Investment Income:
Income:
 Dividends                                                            $10.468
 Interest                                                              12.067          $22.535
Expenses:
 Management services fee                                                4.990
 Distribution expenses - Class A                                        1.277
 Distribution expenses - Class B                                         .091
 Transfer agent fees - Class A                                           .962
 Transfer agent fees - Class B                                           .018
 Administrative service fees - Class C                                   .001
 Administrative service fees - Class F                                   .001
 Reports to shareholders                                                 .119
 Registration statement and prospectus                                   .315
 Postage, stationery and supplies                                        .162
 Directors' fees                                                         .056
 Auditing and legal fees                                                 .033
 Custodian fee                                                           .286
 Taxes other than federal income tax                                     .044
 Other expenses                                                          .020            8.375
 Net investment income                                                                  14.160

Realized Loss and Unrealized
 Appreciation on Investments:
Net realized loss                                                                      (62.263)
Net unrealized appreciation on:
 Investments                                                           22.423
 Open forward currency contracts                                         .366
Net unrealized appreciation                                                             22.789
 Net realized loss and
  unrealized appreciation
  on investments                                                                       (39.474)
Net Decrease in Net Assets Resulting
 from Operations                                                                      $(25.314)

See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                               (dollars in   millions)

                                                                  Six months
                                                                       ended       Year ended
                                                                   April 30,       October 31,
                                                                       2001*              2000
Operations:
Net investment income                                                 $14.160          $20.204
Net realized loss on investments                                      (62.263)          (4.368)
Net unrealized appreciation (depreciation)
 on investments                                                        22.789         (159.425)
 Net decrease in net assets
  resulting from operations                                           (25.314)        (143.589)
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                              (20.545)          (6.958)
 Class B                                                                (.241)             -
 Class C                                                                  -                -
 Class F                                                                  -                -
Distributions from net realized gains on
 investments:
 Class A                                                                  -                -
 Class B                                                                  -                -
 Class C                                                                  -                -
 Class F                                                                  -                -
 Total dividends and distributions                                    (20.786)          (6.958)

Capital Share Transactions:
Proceeds from shares sold                                             364.819          914.463
Proceeds from shares issued in reinvestment
 of net investment income dividends                                    19.655            6.472
Cost of shares repurchased                                           (359.136)        (214.241)
 Net increase in net assets resulting
  from capital share transactions                                      25.338          706.694
Total (Decrease) Increase in Net Assets                               (20.762)         556.147

Net Assets:
Beginning of period                                                 1,294.784          738.637
End of period (including
 undistributed net investment
 income: $11.149 and $17.775,
 respectively)                                                     $1,274.022       $1,294.784

* Unaudited.

See Notes to Financial Statements



Notes to Financial Statements                           Unaudited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in companies with significant exposure to countries which have developing economies and/or markets.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended April 30, 2001 non-U.S. taxes paid were $847,000. Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $705,000 for the six months ended April 30, 2001.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of April 30, 2001, the cost of investment securities, excluding forward currency contracts, for federal income tax reporting purposes was $1,404,561,000. Net unrealized depreciation on investments, excluding forward currency contracts, aggregated $136,211,000; $87,501,000 related to appreciated securities and $223,712,000 related to depreciated securities. For the six months ended April 30, 2001, the fund realized, on a tax basis, a net capital loss of $45,344,000 on securities transactions. The fund had available at October 31, 2001, a net capital loss carryforward totaling $4,324,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. Net losses related to non-U.S. currency and other transactions of $16,919,000 are treated as an adjustment to ordinary income for federal income tax purposes.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $4,990,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.85% per annum of the first $500 million of net assets decreasing to 0.62% of such assets in excess of $2.5 billion. For the six months ended April 30, 2001, the management services fee was equivalent to an annualized rate of 0.788% of average net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Aproved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the six months ended April 30, 2001, aggregate distribution expenses were $1,277,000, or 0.21% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the six months ended April 30, 2001, aggregate distribution expenses were $91,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the six months ended April 30, 2001, aggregate distribution expenses were $390, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the six months ended April 30, 2001, aggregate distribution expenses were $97, or 0.25% of average daily net assets attributable to Class F shares.

AFD received $382,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the six months ended April 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $980,000 was incurred during the six months ended April 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of April 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $142,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the six months ended April 30, 2001, total fees under the agreement were $2,000. As of April 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $424.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of April 30, 2001, the cumulative amount of these liabilities was $178,000. Directors' fees during the six months ended April 30, 2001 were $56,000, comprised of $61,000 in current fees (either paid in cash or deferred), and $5,000, representing the net decrease in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $306,022,000 and $221,647,000, respectively, during the six months ended April 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the six months ended April 30, 2001, the custodian fee of $286,000 includes $16,000 that was paid by these credits rather than in cash.

As of April 30, 2001, net assets consisted of the following:

Capital paid in on shares of capital stock                          $1,465,551,000
Undistributed net investment income                                     11,149,000
Accumulated net realized loss                                          (66,855,000)
Net unrealized depreciation                                           (135,823,000)
Net assets                                                          $1,274,022,000

Capital share transactions in the fund were as follows:

                                                                           Six months       Six months
                                                                            April 30,        April 30,
                                                                                 2001             2001
                                                                               Amount
                                                                           (Millions)           Shares
Class A Shares:
  Sold                                                                     $  356.239       16,014,379
  Reinvestment of dividends and distributions                                  19.422          876,071
  Repurchased                                                                (357.436)     (16,118,867)
   Net increase in Class A                                                     18.225          771,583
Class B Shares: /1/
  Sold                                                                          7.353          328,749
  Reinvestment of dividends and distributions                                    .233           10,580
  Repurchased                                                                  (1.649)         (74,847)
   Net increase in Class B                                                      5.937          264,482
Class C Shares: /2/
  Sold                                                                           .699           33,001
  Reinvestment of dividends and distributions                                     -                -
  Repurchased                                                                   (.029)          (1,424)
   Net increase in Class C                                                       .670           31,577
Class F Shares: /2/
  Sold                                                                           .528           24,889
  Reinvestment of dividends and distributions                                     -                -
  Repurchased                                                                   (.022)          (1,005)
   Net increase in Class F                                                       .506           23,884
Total net increase in fund                                                 $   25.338        1,091,526




                                                                           Year ended       Year ended
                                                                          October 31,      October 31,
                                                                                 2000             2000
                                                                               Amount
                                                                           (Millions)           Shares
Class A Shares:
  Sold                                                                     $  895.743       32,829,731
  Reinvestment of dividends and distributions                                   6.472          241,688
  Repurchased                                                                (213.848)      (8,199,648)
   Net increase in Class A                                                    688.367       24,871,771
Class B Shares: /1/
  Sold                                                                         18.720          701,108
  Reinvestment of dividends and distributions                                     -                -
  Repurchased                                                                   (.393)         (15,757)
   Net increase in Class B                                                     18.327          685,351
Class C Shares: /2/
  Sold                                                                            -                -
  Reinvestment of dividends and distributions                                     -                -
  Repurchased                                                                     -                -
   Net increase in Class C                                                        -                -
Class F Shares: /2/
  Sold                                                                            -                -
  Reinvestment of dividends and distributions                                     -                -
  Repurchased                                                                     -                -
   Net increase in Class F                                                        -                -
Total net increase in fund                                                 $  706.694       25,557,122

/1/ Class B shares were not offered before
    March 15, 2000.
/2/ Class C and Class F shares were not offered before March 15, 2001.

At April 30, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currency as follows:

Non-U.S.
Currency Sale                                   Contract          Contract
Contract                                         Amounts           Amounts
                                                Non-U.S.              U.S.

 South Korean Won
  expiring 6/29/2001                  KRW11,403,000,000         $9,000,000



Non-U.S.                                  U.S. Valuation    U.S. Valuation
Currency Sale                                  April 30,         April 30,
Contract                                           2001              2001
                                                                 Unrealized
                                               Amount            Appreciation
 South Korean Won
  expiring 6/29/2001
  1/31/2000                                   $8,634,000          $366,000

[begin chart]

Per-Share Data and Ratios

                                                                Class A       Class A         Class A
                                                             Six months                      June 17,
                                                                  ended    Year ended        1999 to
                                                              April 30,   October 31,     October 31,
                                                           2001 /1/,/2/          2000        1999 /1/
Net Asset Value, Beginning of Period                             $22.81        $23.67          $23.56

 Income from Investment Operations :
  Net investment income                                         .25 /3/       .42 /3/             .16

  Net losses on securities (both realized                     (.66) /3/    (1.08) /3/            (.05)
 and unrealized)

   Total from investment operations                                (.41)         (.66)            .11

 Less Distributions :
  Dividends (from net investment income)                           (.37)         (.20)              -

  Distributions (from capital gains)                                  -             -               -

   Total distributions                                             (.37)         (.20)              -

Net Asset Value, End of Period                                   $22.03        $22.81          $23.67

Total Return /4/                                                 (1.81)%       (2.91)%            .47%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                         $1,252        $1,279            $739

 Ratio of expenses to average net assets                      1.31% /5/          1.35%      1.46% /5/

 Ratio of net income to average net assets                    2.25% /5/          1.61%      1.83% /5/


                                                                Class B       Class B         Class C
                                                             Six months
                                                                  ended   March 15 to     March 15 to
                                                              April 30,   October 31,       April 30,
                                                           2001 /1/,/2/      2000 /1/    2001 /1/,/2/
Net Asset Value, Beginning of Period                             $22.71        $29.09          $21.44

 Income from Investment Operations :
  Net investment income /3/                                         .15           .20             .03

  Net (losses) gains on securities                                 (.66)        (6.58)            .38
 (both realized and unrealized) /3/


   Total from investment operations                                (.51)        (6.38)            .41

 Less Distributions :
  Dividends (from net investment income)                           (.33)            -               -

  Distributions (from capital gains)                                  -             -               -

   Total distributions                                             (.33)            -               -

Net Asset Value, End of Period                                   $21.87        $22.71          $21.85

Total Return /4/                                                 (2.28)%      (21.93)%           1.91%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                            $21           $16              $1

 Ratio of expenses to average net assets                      2.15% /5/     2.03% /5/             .48%

 Ratio of net income to average net assets                    1.47% /5/      .93% /5/             .11%



                                                                Class F

                                                          March 15 to
                                                              April 30,
                                                          2001 /1/,/2/
Net Asset Value, Beginning of Period                             $21.57

 Income from Investment Operations :
  Net investment income /3/                                         .05

  Net (losses) gains on securities                                  .38
 (both realized and unrealized) /3/


   Total from investment operations                                 .43

 Less Distributions :
  Dividends (from net investment income)                              -

  Distributions (from capital gains)                                  -

   Total distributions                                                -

Net Asset Value, End of Period                                   $22.00

Total Return /4/                                                   1.99%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                             $1

 Ratio of expenses to average net assets                            .33%

 Ratio of net income to average net assets                          .26%

Supplemental Data - All Classes             Six months                     June 17,
                                            ended          Year ended      1999 to
                                            April 30,      October 31,     October 31,
                                            2001 /1/,/2/   2000            1999 /1/

Portfolio turnover rate                     19.54%         30.07%           .83%

/1/ Based on operations for the period shown and, accordingly, not representative of a full year.
/2/ Unaudited.
/3/ Based on average shares outstanding.
/4/ Total returns exclude all sales charges, including contingent deferred sales charges.
/5/ Annualized.
[end chart]

Share Results: Class B, Class C and Class F
Average annual compound returns for periods ended
   March 31, 2001 (the most recent calendar quarter):
                                       One year   Life of class*
Class B Shares
   reflecting applicable contingent
   deferred sales charge (CDSC),
   maximum of 5%,payable only if
   shares are sold                      -32.07%     -29.47%

   not reflecting CDSC                  -28.55%     -26.70%

Class C and Class F Shares
   Results reflecting CDSC for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.



[The American Funds Group/r/]

NEW WORLD FUND
OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

There are several ways to invest in New World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were about 0.84% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge
(CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each class will vary.

For information about your account, any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit us at americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of New World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA  KBD/INS/5144
Lit. No. NWF-013-0601